SCHEDULE OF MATURITY OPERATING LEASE OBLIGATIONS (Details) $ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2023 HKD ($)
Right Of Use Assets And Lease Liabilities
Year ending December 31, 2025	$ 157	$ 1,218
Year ending December 31, 2026	131	1,015
Total undiscounted lease obligations	288	2,233
Less: imputed interest	(14)	(106)
Lease liabilities recognized in the consolidated balance sheet	$ 274	$ 2,127	$ 1,123